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                                                                    EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 *

     In connection with the Annual Report of Team Health, Inc. (the "Company") on Form 10-K ("Form 10-K") for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Robert J. Abramowski, Executive Vice President, Finance and Administration of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) The Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/ ROBERT J. ABRAMOWSKI
                                          --------------------------------------
                                                   Robert J. Abramowski
Date: February 28, 2005